UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K/A

                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 17, 2003

                            SPIEGEL, INC.

   (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State of or other      (Commission file    (I.R.S. Employer
  jurisdiction of         number)             Identification No.)
  incorporation or
  organization)



                          3500 Lacey Road
                          Downers Grove, IL          60515-5432
       (Address of principal executive offices)      (Zip Code)

                          (630) 986-8800
       (Registrant's telephone number, including area code)

                            No Change
  (Former name or Former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

Filed as an exhibit hereto is the letter from KPMG LLP dated December 8, 2003 which is in reference to the Company's 8-K filed on November 17, 2003.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits	Document Description

              16        Letter of KPMG LLP






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   December 9, 2003            /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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Exhibit 16


                                KPMG LLP Letterhead


December 8, 2003

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously principal accountants for Spiegel, Inc. ("Spiegel" or the "Company") and, under the date of February 14, 2002, except for Notes 2, 3, 4, 5, 9, 11, 12, and 14, which were as of January 31, 2003, we reported on the consolidated financial statements of Spiegel, Inc. and subsidiaries as of December 29, 2001 and 2000. On November 17, 2003, our appointment as principal accountants was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated
November 17, 2003 ("Item 4") and we agree with those statements, except we are not in a position to agree or disagree with the statements that
(1) our termination was approved by the Company's audit committee and the Board of Directors was notified of the decision and (2) during the latest two fiscal years ended December 29, 2001 that are covered by an audit report of KPMG LLP and the subsequent interim periods through November 17, 2003 the Company did not consult with other auditors regarding any of the matters or events in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

Very truly yours,

KPMG LLP